Investor Presentation April 2026

Disclaimer & Cautionary Statements This presentation and our earnings call includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Growing expansion outside of the U.S.; • Our growth expectations in 2026 and beyond, including our growth in surgery, increased funding in targeted research and expanded product portfolio; • Expected results of research and development, including that our efforts will innovate and diversify our product portfolio; • Placental-derived products and their potential clinical benefits; • EPIEFFECT® and CHORIOFIX randomized controlled trial enrollment; • Expectations regarding the reimbursement environment for the Company’s products, including Medicare Spending; • Expectations regarding HELIOGEN®, AMNIOFIX®, AMNIOEFFECT®, as well as Hydrelix, NovaForm®, and G4Derm® Plus driving Surgical growth; • Our expectations that we will continue to advocate for Medicare spending reform; • Exposure to tariffs and the anticipation that they will not impact the Company’s results; • 2026 full-year revenue range and Adjusted EBITDA margin, our Long-term non-GAAP effective tax rates and top-line growth post reform in Medicare spending; • Our ability to manage Private Office and Wound Care Center/Hospital Outpatient dynamics, including adjusting our strategy to remain competitive; and • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement. | 2 |

Reconciliation of Non-GAAP Measures | 3 | In addition to our GAAP results, we provide certain non-GAAP measures including Adjusted EBITDA, related margins, Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income and Adjusted EPS. • Adjusted EBITDA consists of GAAP net income excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest (income) expense, net, (iv) income tax provision, (v) share-based compensation, (vi) investigation, restatement and related expenses, (vii) expenses related to disbanding of the Regenerative Medicine business unit, (viii) strategic legal and regulatory expenses, (ix) transaction- related expenses, (x) impairment of intangible assets, and (xi) reorganization expenses. • Adjusted Net Income provides a view of our operating performance, exclusive of certain items which are non-recurring or not reflective of our core operations. Adjusted Net Income is defined as GAAP net income plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment.

Investment Rationale | 4 | Addressing large & expanding Surgical markets and continuing a legacy of leadership in Wound Attractive opportunities to expand growth through M&A Key competitive advantages with innovative products, extensive IP, proprietary technologies and expansive sales infrastructure Strong balance sheet and cash flow generation Experienced leadership team driving company strategy

MIMEDX – A Pioneer & Leader Delivering Healing Solutions in Healthcare | 5 | At MIMEDX, our vision is to be the leading global provider of healing solutions through relentless innovation to restore quality of life. EXPANDING SURGICAL FOOTPRINT as we demonstrate positive clinical and economic outcomes using our Surgical products AN INDUSTRY PIONEER in Advanced Wound Care with a product offering backed by a compendium of scientific and clinical evidence STRONG FINANCIAL DISCIPLINE as focused capital deployment and expense management supports continued growth, profitability & cash flow HELPING HUMANS HEAL

Addressing a Large and Unmet Need for Wound Healing Solutions



FAVORABLE DEMOGRAPHIC TRENDS

>10 million
People in the US suffering from chronic and hard-to-heal wounds[1]

1 in 6
Medicare beneficiaries affected by these wounds[1]

~$150 billion
Global expenditure on wound care[1]



INCREASING CLINICAL EVIDENCE

Up to 85%
Of amputations are avoidable using a wound care approach that incorporates innovative treatments[2]

EPIFIX®
recipients experienced reductions in major amputations and hospital utilization[2]

98.5% higher
Probability of wound closure compared to standard-of-care in latest literature[3]

15+ YEARS

EPIFIX®



#1 Most studied human placental allograft

MIMEDX

Opportunities to Use Innovative Allografts Driven by Combination of Macro Factors and Increased Physician / Surgeon Awareness

MIMEDX

1 - Sen CK, et al. Human Wound and Its Burden: Updated 2025 Compendium of Estimates. Adv Wound Care (New Rochelle). 2025; doi: 10.1177/21621918251359554
2 - Tettelbach WH, et al. Cost-effectiveness of dehydrated human amnion/chorion membrane allografts in lower extremity diabetic ulcer treatment. J Wound Care. 2022 Feb 1;31(Sup2):S10-S31.
3 - Serena, T. E., et al. Evaluation of lyophilized human amnion/chorion membrane (LHACM) in the management of nonhealing diabetic foot ulcers: An interim analysis of the CAMPAIGN trial. International Journal of Tissue Repair. 2025. https://doi.org/10.63676/tk3kw419

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With Enormous Untapped Potential for MIMEDX Surgical Products | 7 | 0 5,000 10,000 15,000 20,000 25,000 30,000 Plastic & Derm General Surgery Urology Orthopedics OB/GYN ENT Cardiac Neuro Spine Vascular Other 000s Significant opportunity for MIMEDX products to be used across disciplines Annual # of Surgical Procedures in the U.S. - 20241 Ortho 40% General / Vascular 25% GYN / Urology 20% Other (incl. Burn) 10% Plastic / Recon 5% MIMEDX Surgical Product Mix by Subspecialty 1 - Source: Life Science Market Research, U.S. Surgical Procedure Volumes Database, accessed April 2026.https://www.lifesciencemarketresearch.com/procedure- volumes/united-states-surgical-procedure-volumes-database

Forging into Several Subspecialties with Our Surgical Portfolio Opportunities across a range of procedures and subspecialties | 8 |

Surgical Studies Underway Highlight Product Versatility

AMNIOEFFECT in High-Risk Vascular
Published April 2026
Vascular

EPIFIX in Mohs (HECON)
Published May 2025
Journal of Drugs in Dermatology

AMNIOFIX in Complicated Diverticulitis
E-Published March 2026
European Surgical Research

AMNIOFIX in ACL Repair
E-Published December 2025
Journal of Orthopaedic Reports

AMNIOFIX in Liver Transplant
RCT Enrollment Underway

AMNIOFIX in Esophageal Reconstruction
Two manuscripts drafted

AMNIOFIX in Endoscopic Spine Lumbar Discectomy
Manuscript in development

AMNIOFIX in Breast Reduction
Enrollment Underway

Generating Clinical Data in Numerous Surgical Disciplines Incorporating Use of MIMEDX Products

MIMEDX

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Targeting Applications That Reduce Health & Economic Burdens

Compelling Data Supporting Use of MIMEDX Products in Colorectal Anastomosis Procedures

The Problem:



Anastomotic leaks are a **serious postoperative complication** of intestinal surgeries, with significant health and economic consequences that burden providers, payors and patients

The Consequences:



Anastomotic leak complications include[1]:

Increased Morbidity & Mortality	Increased Readmission Rates	Increased Reoperation Rate
Extended Length of Stay	Increased Hospitalization Costs	Reduced Quality of Life

A Solution:



Recent studies demonstrate AMNIOFIX recipients experienced **significant reductions in leak rates and hospital readmissions**




Anastomotic Leak Rates
~48% reduction
p=0.0002*
~63% reduction
p=0.0229*
1.9%
3.8%
2.3%
6.2%
AMNIOFIX
NSQIP
AMNIOFIX
PHD
Leak/n
11/566
520/13,684
13/566
6,174/99,879
* Two-tailed Chi-square with Yates correction


30-Day Hospital Readmissions
40% and 49% reduction
5.7%
9.4%
11.1%
p=0.0031*
p=0.0001*
AMNIOFIX
NSQIP
PHD
Readmission/n
32/566
1,290/13,684
11,079/99,879

Per 1,000 patients, ***the economic burden associated with anastomotic leaks is approximately $28 million***[2], representing a multibillion cost to the healthcare system.

MIMEDX

1) Rennie O, Sharma M, Helwa N. Colorectal anastomotic leakage: a narrative review of definitions, grading systems, and consequences of leaks. *Front Surg*. 2024;11:1371567. Published 2024 May 2.
2) Hammond J, Lim S, Wan Y, Gao X, Patkar A. The burden of gastrointestinal anastomotic leaks: an evaluation of clinical and economic outcomes. J Gastrointest Surg. 2014;18(6):1176-1185.

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Over a Decade and a Half Supporting the Patient Journey in Wound Care MIMEDX Wound products are available throughout the continuum of care… | 11 | Mohs surgery Burn/Trauma DFU VLU Limb Salvage Dehiscence Acute Wounds Chronic Wounds Complex Wounds Private Offices Nursing Facilities Wound Care Clinics Assisted Living Facilities Ambulatory Surgery Centers Hospital Outpatient Hospital Inpatient …and others …and are used on a range of chronic and other hard-to-heal wounds

The Most Comprehensive End-To-End Product Ecosystem Leading the field with science, clinical efficacy and a customer and patient-centric go-to-market mindset | 12 | The most studied portfolio of placental products with a growing compendium of published scientific, clinical and health outcome data Large, national placental donation network and proprietary tissue processing. New product innovations leading to untapped opportunities for growth, including an increasing footprint in the Surgical market. A key partner to healthcare professionals with industry leading support services and customer-focused approach.

The Most Comprehensive End-To-End Product Ecosystem Unmatched peer-reviewed published evidence supporting our product portfolio | 13 | The most studied portfolio of placental products with a growing compendium of published scientific, clinical and health outcome data Broadest commercial payor coverage, GPO relationships and increasing hospital value analysis committee wins result in wide product availability Interim RCT Results Demonstrate Clinical Benefit Associated with Use of EPIEFFECT Compared to Standard of Care Publications in Nature Scientific Reports and the Journal of Inflammation are Recent Examples of Top Tier Peer Reviewed Scientific Research Using MIMEDX Products

The Most Comprehensive End-To-End Product Ecosystem National footprint with labor and delivery centers to obtain placental tissue | 14 | Consent for Donation Obtained Delivery of Healthy Baby via Caesarean Section Donated Placental Tissues Recovered Tissues Transported to MIMEDX National Network of Birthing Center Partners Expectant Mothers Introduced to Donation Program Donor Tissue Tested & Prepared for Manufacturing Large, national placental donation network and proprietary tissue processing.

The Most Comprehensive End-To-End Product Ecosystem Leveraging robust IP portfolio, knowhow and expertise to drive continued innovations for Wound & Surgical markets | 15 | New product innovations leading to untapped opportunities for growth, including an increasing footprint in the Surgical market. Ample Placental Supply and Manufacturing Capabilities to Support Continued Growth and Industry Demand Proprietary Processing Backed by Broad Portfolio of Intellectual Property Shelf-Stable, Packaged Product Available to Ship Robust IP Estate with 200+ Patents Significant Opportunity for Continued Scale

The Most Comprehensive End-To-End Product Ecosystem MIMEDX Connect offers a full suite of practice management tools in a single online portal to help customers simplify workflows, maximize efficiency and increase lifetime value of each customer | 16 | A key partner to healthcare professionals with industry leading support services and customer-focused approach. Order management Insurance verification status Bill pay Features include:

Distribution Agreements Significantly Diversify Wound & Surgical Offering | 17 | In the last year, we have added several adjacent products to our Wound & Surgical portfolio through distribution and co-promote agreements, including:

Growing Surgical Footprint Diversifies & Differentiates Our Business | 18 | Surgical Revenue Drivers • Ongoing clinical efficacy and health outcomes studies demonstrating the benefits of MIMEDX products across a range of surgery types • Inorganic expansion opportunities to broaden our product offering, including G4Derm Plus and Hydrelix 2026 & Beyond $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $0 00 s Surgical Performance 2023 2024 2025 LTM @ Q1:26 38% LTM Surgical % of Sales LTM = last twelve months as of March 31, 2026

Wound Results Driven by Market Dynamics; Poised to Capitalize in ‘26 & Beyond | 19 | $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $0 00 s Wound Performance 2023 2024 2025 LTM @ Q1:26 LTM Wound % of Sales Wound Revenue Drivers • Volume share recapture opportunity driven by Medicare reimbursement reform as market adjusts to updated pricing and policy • Expanding Wound offering (e.g., RegenKit®-Wound Gel) • Continued international growth 2026 & Beyond 62% LTM = last twelve months as of March 31, 2026

Financial Highlights LTM = last twelve months as of March 31, 2026 1) EBITDA, Adjusted EBITDA, related margins and Free Cash Flow are non-GAAP financial measures. See our Earnings Releases for the quarter and year ended March 31, 2026 and December 31, 2025 for reconciliations to the nearest GAAP measure. Quarterly Net Cash Balance $389MM +11% year-over-year $142MM Over 4x 2023 YE cash balance $77MM 20% of net sales LTM Net Sales Net Cash Balance LTM Adj. EBITDA1LTM GAAP Net Income $86MM $88MM $100MM $124MM $148MM $142MM Q4:24 Q1:25 Q2:25 Q3:25 Q4:25 Q1:26 $31MM

CMS Reform Causing Chaos for Wound Care Patients Thus Far in 2026

Payment Rate Changes

	2025	2026
HOPD & Wound Care Centers	~$1,800 bundled rate per visit	**$127.14/sq. cm.** fixed rate plus ~$750 application fee
Private Office & Associated Care Settings	ASP +6% plus ~$150 application fee	**$127.14/sq. cm.** fixed rate plus ~$150 application fee

LCDs
Withdrawn

WISeR
Implementation Stalling Utilization

MACs
Inconsistent Rule Enforcement

Market Implications YTD

- **Meaningful reduction in Medicare spend,** due to new payment rate significantly below prior levels and softer demand as providers and patients navigate the new framework.
- **Patient volume and larger wounds shifting from mobile and home-based care settings** back to HOPD & Wound Care Centers, which benefit from sizable application fee.
- **Significant opportunity to capture volume** across care settings as market disruption stabilizes over the balance of the year.

MIMEDX

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After Slow Start to 2026, Promising Signs of Recovery in Wound | 22 | Higher audit and clawback activity Providers adjusting to prior auth requirements in WISeR states Some manufacturers dumping products at very low prices Some providers have completely shut down Market Dynamics in Early 2026 Early Signs of Market Recovery During Q1, began to see volumes returning to the HOPD & Wound Care Center settings Without limitation of prior bundled reimbursement, larger wounds increasingly being treated in HOPD & Wound Care Center settings While activity still remains slower than in prior years, these positive trends suggest a rebound over the balance of 2026 into 2027 Insurance verification requests represent a leading indicator of a rebound in skin substitute utilization Inconsistent enforcement of new reimbursement rules by MACs

Strategic Priority Focus on Continued Product Innovation & Diversification | 23 | Continuing to innovate and evolve our offering for Surgical & Wound Numerous opportunities and areas for expansion Driving higher growth in Surgical Achieving a more balanced business mix between Wound & Surgical

Experienced, Skillful Leadership Team Executing Strategy Prior Roles Include: Management Team with Track Record of Success in MedTech Joe Capper Chief Executive Officer Doug Rice Chief Financial Officer Butch Hulse Chief Administrative Officer & General Counsel Kim Moller Chief Commercial Officer John Harper, Ph.D. Chief Scientific Officer & SVP, R&D Matt Notarianni Head of IR 24| | Tracy Chastain Chief Human Resources Officer Eric Smith SVP, Marketing & International

Summary | 25 | Addressing large & expanding markets Attractive opportunities to expand growth Key competitive advantages Strong balance sheet and cash flow generation Experienced leadership team

THANK YOU MIMEDX 1775 West Oak Commons Ct. Marietta, GA 30062 888.543.1917 | 770.651.9100 | 26 |

Appendix | 27 |

Adjusted EBITDA - QTD | 28 | Amounts (in millions) for the three months ended March 31, 2026 March 31, 2025 GAAP net (loss) income $ (10.9) $ 7.0 Strategic legal and regulatory expenses 4.6 1.6 Amortization of intangible assets 1.1 2.6 Depreciation expense 0.5 0.6 Transaction-related expenses 0.2 — Interest income, net (0.9) (0.5) Stock-based compensation expense (1.7) 4.3 Income tax provision (benefit) expense (4.5) 1.6 Adjusted EBITDA $ (11.6) $ 17.2 Adjusted EBITDA margin (19.7)% 19.6%

Adjusted Net Income and Adjusted EPS - QTD | 29 | Amounts (in millions) for the three months ended March 31, 2026 March 31, 2025 GAAP net (loss) income $ (10.9) $ 7.0 Strategic legal and regulatory expenses 4.6 1.6 Amortization of acquisition-related intangible assets 0.8 2.5 Transaction-related expenses 0.2 — Long-term expected effective tax rate adjustment (25%) (2.0) (1.6) Adjusted net income $ (7.4) $ 9.6 Weighted average common shares outstanding - adjusted (millions) 148.4 149.7 Adjusted earnings per share $ (0.05) $ 0.06

Adjusted Gross Profit and Adjusted Gross Profit Margin - QTD | 30 | Three Months Ended Amounts (in millions) March 31, 2026 March 31, 2025 GAAP gross profit $ 41.6 $ 71.6 Amortization of acquisition-related intangible assets 0.8 2.5 Adjusted Gross Profit $ 42.4 $ 74.1 Adjusted Gross Profit Margin 71.9% 84.0%

Free Cash Flow - QTD | 31 | Three months ended Amounts in millions March 31, 2026 March 31, 2025 Cash flows from operating activities $ 1.9 $ 5.3 Purchases of equipment (0.6) (0.4) Free Cash Flow $ 1.3 $ 4.9